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                                   EXHIBIT 99

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of KS Bancorp, Inc. (the "Company") certify that the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   March 27, 2003                   /s/ Harold T. Keen
                                          -----------------------
                                          Harold T. Keen
                                          Chief Executive Officer

Dated:   March 27, 2003                   /s/ Earl W. Worley, Jr.
                                          -----------------------
                                          Earl W. Worley, Jr.
                                          Chief Financial Officer